SUMMARY PROSPECTUS May 1, 2024

AB Variable Products Series Fund, Inc.

Discovery Value Portfolio—Class B

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2024, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus, reports to shareholders and other information about the Portfolio, go to www.abfunds.com/go/prospectus, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any insurance company that offers shares of the Portfolio. The Portfolio’s reports to shareholders are also available at www.abfunds.com/go/VDVB.

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and Examples below do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses in the Annual Portfolio Operating Expenses table and Examples below.

Shareholder Fees (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%

Distribution (12b-1) Fees	.25%

Other Expenses:
Transfer Agent	.00%	(a)
Other Expenses	.06%

Total Other Expenses	.06%

Total Annual Portfolio Operating Expenses	1.06%

(a)	Amount is less than .01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$108

After 3 Years	$337

After 5 Years	$585

After 10 Years	$1,294

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500® Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500® Value Index.

Because the Portfolio’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2023, the capitalization ranges of companies in the Russell 2500® Value Index ranged from approximately $11.7 million to $22.3 billion.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Portfolio’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Portfolio’s portfolio, the Adviser looks for companies with attractive valuation and compelling success factors (for example, momentum and return on equity). The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, the Adviser’s fundamental research analysts focus their research on the most attractive 20% of the universe.

The Adviser typically projects a company’s financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or “normalized” earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio’s management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Adviser seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies. The Portfolio may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-U.S. companies.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

PRINCIPAL RISKS

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Market Risk: The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

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Sector Risk: The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the industrials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

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Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

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Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

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Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor’s return would be lower. The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 28.96%, 4th quarter, 2020; and Worst Quarter was down -36.57%, 1st quarter, 2020.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2023)

	1 Year	5 Years	10 Years
Portfolio	16.86%	10.51%	7.29%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	15.98%	10.79%	7.42%
Russell 2500TM Index* (reflects no deduction for fees, expenses, or taxes)	17.42%	11.67%	8.36%

*	The information for the Russell 2500™ Index is presented to show how the Portfolio’s performance compares with the returns of an index of securities similar to those in which the Portfolio invests.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
James W. MacGregor	Since 2005	Senior Vice President of the Adviser

Erik A. Turenchalk	Since 2020	Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio offers its shares through the separate accounts of participating life insurance companies (“Insurers”). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on the purchase and sale of the Portfolio’s shares.

TAX INFORMATION

The Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of the Portfolio. See the prospectus of the separate account of the Insurer for federal income tax information.

PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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